NOTE PURCHASE AGREEMENT


                  NOTE PURCHASE AGREEMENT, made and entered as of this 30th day of August, 1999 (the "Agreement"), by and among DELICIOUS BRANDS, INC., a Delaware corporation (the "Company"), and the purchasers set forth on Schedule A attached hereto (each a "Purchaser" and, collectively, the "Purchasers").

                                   WITNESSETH:

                  WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, all upon the terms and subject to the conditions set forth in this Agreement, unsecured convertible promissory notes
(individually, a "Note" and, collectively, the "Notes") in the aggregate principal amount of $5,250,000, each bearing interest at the rate of 8% per annum.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

                  1.       Purchase and Sale of Notes.

                           1.1 Sale and Issuance of Notes.  Subject to the terms
and conditions of this Agreement, each Purchaser severally and not jointly agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the Closing, a Note of this Company in the form attached hereto as Exhibit A. Each Purchaser shall purchase a Note in the principal amount set forth opposite the Purchaser's name on Schedule A attached hereto.

                           1.2 Closing. The purchase and sale of the Notes shall
take place at 10:00 a.m. on August 30, 1999, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170 or at such other time and place as shall be mutually agreed upon between the Purchasers and the Company (the "Closing"). At the Closing, the Company shall deliver to each Purchaser a Note against receipt of a certified check or a wire transfer of the loan amount to an account that will have been designated by the Company not less than one (1) business day prior to the date of the Closing.

                  2. Representations, Warranties and Covenants of the Company. The Company represents warrants and covenants to the Purchasers as follows:

                           2.1   Corporate   Organization.   The  Company  is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

                           2.2  Authorization.  The  Company  has the  necessary
corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity,
(iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                           2.3  Approvals  and  Consents.  No action,  approval,
consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Company in order to constitute this Agreement as a valid, binding and enforceable obligation of the Company in accordance with its terms, except for the consent of each of Network 1 Financial Securities, Inc. ("Network 1") and U.S. Bancorp Republic Commercial Finance, Inc., both of which the Company has obtained.

                           2.4 Commissions; Use of Proceeds. Network 1 will earn
a 10% fee on the gross proceeds of this transaction, and another financial consultant to the Company may receive a 5% fee from the gross proceeds of this transaction. The net proceeds received by the Company from this transaction will be allocated to repay indebtedness and for general corporate purposes including acquisitions, trade payables and working capital. The proceeds allocated to general corporate purposes may be utilized in the discretion of the Board of Directors of the Company.

                  3. Representations and Warranties of the Purchasers. Each of the Purchasers represents and warrants to the Company as to itself as follows:

                           3.1  Organization   and  Existence.   To  the  extent
indicated on the signature pages hereto, such Purchaser is either (i) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (iii) a corporation duly organized and validly existing under the laws of its respective state of incorporation or (iv) an individual. Each Purchaser represents that it was not organized for the purpose of making an investment in the Company.

                           3.2  Authorization.   The  execution,   delivery  and
performance of this Agreement, by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby are within the powers of such Purchaser and have been duly authorized by all necessary individual, corporate, partnership or limited liability company action, as appropriate, on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against such Purchaser in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                           3.3  Approvals  and  Consents.  No action,  approval,
consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to such Purchaser in order to constitute this Agreement as a valid, binding and enforceable obligation of such Purchaser in accordance with its terms.

                           3.4 Investment.  Such Purchaser is acquiring the Note
being purchased by it for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in such Note. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to any of such Note.

                           3.5  Exemption  From  Registration.   Such  Purchaser
acknowledges that the offering and sale of the Notes (the "Offering") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, such Purchaser represents and warrants to the Company as follows:

                           (i) Such Purchaser realizes that the basis for the exemption may not be present if, notwithstanding any representations and/or warranties to the contrary herein contained, such Purchaser has in mind merely acquiring the Note for a fixed or determinable period in the future;

                           (ii) Such Purchaser has the financial ability to bear the economic risk of his investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

                           (iii) Such Purchaser has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Notes.

                           3.6  Accredited   Investor.   Such  Purchaser  is  an
"accredited investor," as that term is defined in Rule 501 of Regulation D.

                           3.7      Available Information.  Such Purchaser:

                           (i) Has been furnished with any and all documents that may have been made available by the Company upon request of the Purchaser for a reasonable time prior to the date hereof including, but not limited to, those documents set forth on Annex A hereto;

                           (ii) Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                           (iii) Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Notes, or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Notes to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                           (iv)   Has  not   been   furnished   with   any  oral
                           representation or oral information in connection with the Offering; and

                           (v) Has determined that the Note is a suitable investment for such Purchaser and that at this time such Purchaser could bear a complete loss of such investment.

                           3.8 Purchaser  Representative.  Such Purchaser is not
relying on any statements or representations made by the Company or its affiliates or any purchaser representative with respect to economic considerations involved in an investment in the Notes.

                           3.9 Transfer  Restrictions.  Such  Purchaser will not
sell or otherwise transfer a Note without registration under the Securities Act or an exemption therefrom and such Purchaser fully understands and agrees that such Purchaser must bear the economic risk of such Purchaser's purchase because, among other reasons, the Notes have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available. In particular, such Purchaser is aware that the Notes are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act. Such Purchaser also understands that the Company is under no obligation to register the Notes on such Purchaser's behalf or to assist such Purchaser in complying with any exemption from the registration requirements of the Securities Act or applicable state securities laws. Such Purchaser further understands that sales or transfers of the Notes are further restricted by state securities laws and the provisions of this Agreement.

                           3.10  Entire   Agreement.   No   representations   or
warranties have been made to such Purchaser by the Company, or any officer, director, employee, agent, affiliate or subsidiary of the Company other than those contained herein, and in subscribing for a Note such Purchaser is not relying upon any representations other than those contained herein.

                           3.11 Purchaser Information. Any information that such
Purchaser has heretofore furnished or is simultaneously herewith furnishing to the Company with respect to such Purchaser's financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, such Purchaser will immediately furnish revised or corrected information to the Company.

                           3.12   Legends.   The   Purchaser   understands   and
acknowledges that the Notes and the Shares (as defined in the Notes and used hereinafter) shall bear a legend substantially follows until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with an effective registration statement thereunder; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES
                  ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO DELICIOUS BRANDS, INC. (THE "CORPORATION"), OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW."

Furthermore, pursuant to an agreement entered into between each Purchaser and the Company (the "Lock-up Agreement"), the Notes and the Shares shall bear the legend set forth below, for such period as the Lock-up Agreement is in effect:

                  "THE SALE OR TRANSFER OF THE SECURITIES
                  REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS PURSUANT TO AN AGREEMENT AMONG THE SECURITYHOLDER, DELICIOUS BRANDS, INC. AND NETWORK 1 FINANCIAL SECURITIES, INC., WHICH AGREEMENT IS ON FILE WITH DELICIOUS BRANDS, INC. AND CONTINENTAL STOCK TRANSFER & TRUST
                  COMPANY, FROM WHICH A COPY IS AVAILABLE UPON
                  REQUEST AND WITHOUT CHARGE."

                           3.13 Purchaser Address.  The address set forth on the
signature pages of this Agreement is such Purchaser's true and correct business, residence or domicile address.

                           3.14  Non-Marketable  Investments.  Such  Purchaser's
overall commitment to investments that are not readily marketable is not disproportionate to such Purchaser's net worth, and an investment in the Notes will not cause such overall commitment to become excessive.

                           3.15 Finders.  Such Purchaser represents and warrants
that such Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company, its officers, directors, affiliates, subsidiaries, employees and agents from liability for any compensation to any such intermediary retained by such Purchaser and the fees and expenses of defending against such liability or alleged liability.

                           3.16   Survival.   The   foregoing   representations,
warranties and agreements shall survive the execution of this Agreement.

                  4.       General Provisions.

                           (a) Entire  Agreement;  Amendment  and  Waiver.  This
Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto. Any failure by the Company or the Purchasers to enforce any rights hereunder shall not be deemed a waiver of such rights.

                           (b) Notices.  Unless otherwise  provided,  any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy (which shall not constitute notice) for the Company to Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170, Attention: Steven Wolosky, Esq.

                           (c) Governing Law. This  Agreement  shall be governed
by, and construed in accordance with, the laws of the State of Delaware without giving effect to conflict of laws principles.

                           (d) Binding  Effect;  Assignment.  This Agreement and
the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and the Purchasers and each of their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

                           (e)  Expenses.  All costs and  expenses  incurred  in
connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                           (f) Headings.  The headings or captions  contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           (g) Pronouns. Whenever the pronouns "it" or "its" are
used herein, they shall also be deemed to mean "he" or "his" or "she" or "hers" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                           (h)  Severability.  If any term or other provision of
this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

                           (i)   Information   Confidential.    Each   Purchaser
acknowledges that the information received by it pursuant hereto may be confidential and is for his use only. Such Purchaser agrees that it will not use such information in violation of the Securities Exchange Act of 1934, as amended, or reproduce, disclose or disseminate such information to any other person , unless the Company has made such information available to the public generally.

                           (j)  Counterparts.  This Agreement may be executed in
one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.












































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                   [SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   COMPANY:

                                   DELICIOUS BRANDS, INC.


                                   By:
                                      ----------------------------------------
                                      Name:  Michael J. Kirby
                                      Title: President & Chief Executive Officer

                                      Address: 2070 Maple Street
                                               Des Plaines, IL 60018

                                   PURCHASERS:




                                   ---------------------------------------------
                                                 Name:

                                                 Address:



                                   ---------------------------------------------
                                                 Name:

                                                 Address:



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

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS



Purchaser                                  Principal Amount of Note
M. Douglas Adkins                          $2,000,000
Horace T. Ardinger                         $3,250,000

                                     Total $5,250,000




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

                                     ANNEX A


       1. Quarterly Report on Form 10-Q for the period ended September 30, 1998

       2. Annual Report on Form 10-K for the year ended December 31, 1998, as amended

       3. Quarterly Report on Form 10-Q for the period ended March 31, 1999

       4. Current Report on Form 8-K dated April 14, 1999

       5. Quarterly Report on Form 10-Q for the period ended June 30, 1999




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


                                    EXHIBIT A

                                  FORM OF NOTE



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